Exhibit 10.1

Execution Version

VOTING AND NON-REDEMPTION AGREEMENT

This VOTING AND NON-REDEMPTION AGREEMENT (this “Agreement”) is entered into as of October  , 2023 by and among Worldwide Webb Acquisition Corp., a Cayman Islands exempted company (“SPAC”), Worldwide Webb Acquisition Sponsor, LLC, a Cayman Islands limited liability company (the “Sponsor”), and the undersigned entities listed on Exhibit A (collectively, “Shareholder”). SPAC, Sponsor and Shareholder are collectively referred to herein as the “Parties” and individually as a “Party.”

WHEREAS, Shareholder is the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of a number of Class A ordinary shares, par value $0.0001 per share, of SPAC (“Class A ordinary shares”); the entire number of Class A ordinary shares Shareholder owns as of the date of this Agreement is set forth on Exhibit A hereto (such shares being referred to herein as the “Securities”);

WHEREAS, SPAC desires to extend the date by which SPAC has to complete an initial business combination (a “Business Combination”) from October 22, 2023 to November 22, 2023 (the “Initial Extension”) or such earlier date as is determined by SPAC’s Board of Directors (the “Board”) to be in the best interests of SPAC, and to allow SPAC, without another shareholder vote, by resolution of the Board, to elect to further extend the Initial Extension in one-month increments (each one (1) month extension, a “Monthly Extension”) up to five (5) additional times (with each such extension being upon five days’ advance notice in writing), for a total of up to 30 months from the closing of SPAC’s initial public offering (the “IPO”), unless the closing of a Business Combination shall have occurred prior thereto (the “Extension”);

WHEREAS, SPAC has filed with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement to solicit proxies for a special meeting (the “Meeting”) to be held on or about October 16, 2023, to approve, among other things, the Extension (the “Approval”);

WHEREAS, the amended and restated memorandum and articles of association of SPAC provides Shareholder with certain rights to redeem its Class A ordinary shares in connection with the Approval (the “Redemption Rights”);

WHEREAS, Shareholder is willing to not exercise its Redemption Rights in connection with the Extension, or to validly rescind any previously submitted redemption demand, of certain of the Class A ordinary shares held by the Shareholder upon the terms set forth herein; and

WHEREAS, subject to the terms and conditions of this Agreement, SPAC desires to issue to Shareholder, and Shareholder desires to receive from SPAC, the Commitment Shares (as defined below) and the Monthly Extension Shares (as defined below).

NOW, THEREFORE, in consideration of the premises, covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

1. Agreement not to Redeem. Shareholder hereby agrees that Shareholder (i) shall not exercise the Redemption Rights and will not elect to redeem or otherwise tender or submit for redemption any of the Non-Redeemed Shares (as defined below) pursuant to or in connection with the Approval or (ii) if Shareholder has exercised such Redemption Rights or otherwise has elected to redeem or tender or submit for redemption any of the Non-Redeemed Shares, Shareholder shall revoke such Redemption Rights, redemption, or tender or submission for redemption prior to such redemption being accepted by SPAC. For the purpose of this Agreement, “Non-Redeemed Shares” shall mean an amount of the Class A ordinary shares equal to the lesser of (i) 350,000 Class A ordinary shares, and (ii) 9.9% of the total number of Class A ordinary shares (or any other class of securities of the Company registered under the Securities Act and Exchange Act) that are not to be redeemed, including those Class A ordinary shares subject to non-redemption agreements with other SPAC shareholders similar to this Agreement on or about the date of the Meeting, and notwithstanding anything to the contrary herein all share quantities herein shall be automatically adjusted to ensure such result if necessary. For the avoidance of doubt, in no event will Shareholder be required to hold a number of Class A ordinary shares greater than 9.9% of the total number of Class A ordinary shares outstanding after giving effect to all redemptions of Class A ordinary shares in connection with the Extension. The SPAC covenants and agrees to publicly file a Redemption Notice (as defined below) no later than 9:00 AM Eastern Time on the business day prior to the date of the Meeting (or such earlier time as necessary to allow Shareholder the reasonable opportunity to reverse any previously submitted redemption demand in connection with the Extension).

The “Redemption Notice” is a Current Report on Form 8-K under the Exchange Act that provides (i) the number of Class A ordinary shares remaining following the submission and non-reversal of redemption requests following the redemption deadline for the Extension; (ii) the number of unaffiliated parties with whom SPAC has entered non-redemption agreements in connection with the Extension; and (iii) the maximum aggregate number of Class A ordinary shares that such unaffiliated parties have agreed either not to request redemption in connection with the Extension or to revoke such Redemption Rights, redemption, or tender or submission for redemption of its Class A ordinary shares prior to such redemption being accepted by SPAC.

2. Consideration.

(a) In consideration of the agreement set forth in Section 1 hereof:

(i)

in connection with Shareholder entering into this Agreement and the Initial Extension, and for the avoidance of doubt, not with each Monthly Extension, SPAC hereby agrees to issue to Shareholder for no additional consideration, the number of Class A ordinary shares, which shall equal one percent (1%) of the number of Non-Redeemed Shares, set forth opposite such Shareholder’s name on Exhibit A (“Commitment Shares”). The number of Commitment Shares issuable pursuant to this Section 2(a)(i) shall be accrued upon completion of the Meeting and be issued to Shareholder promptly upon closing of a Business Combination (and in any event, no later than two (2) business days following the Business Combination). The Commitment Shares shall be issued directly to Shareholder in book-entry form on the books and records of SPAC’s transfer agent electronically via the Direct Registration System of the Depository Trust Company or in such other manner as Shareholder and SPAC shall agree upon;

(ii)

in connection with the first Monthly Extension, if it becomes necessary, that shall occur prior to the consummation of a Business Combination, SPAC hereby agrees to issue to Shareholder for no additional consideration, the number of Class A ordinary shares, which shall equal one and a half percent (1.5%) of the number of Non-Redeemed Shares, set forth opposite such Shareholder’s name on Exhibit A. The number of Class A ordinary shares issuable pursuant to the first Monthly Extension (the “First Monthly Extension Shares”) shall accrue upon SPAC’s notice for the first Monthly Extension and be issued to Shareholder promptly upon closing of a Business Combination (and in any event, no later than two (2) business days following the Business Combination). The First Monthly Extension Shares shall be issued directly to Shareholder in book-entry form on the books and records of SPAC’s transfer agent electronically via the Direct Registration System of the Depository Trust Company or in such other manner as Shareholder and SPAC shall agree upon;

(iii)

in connection with each Monthly Extension after the first Monthly Extension, if it becomes necessary, that shall occur prior to the consummation of a Business Combination, SPAC hereby agrees to issue to Shareholder for no additional consideration, the number of Class A ordinary shares, which shall equal three percent (3%) of the number of Non-Redeemed Shares, set forth opposite such Shareholder’s name on Exhibit A. The number of Class A ordinary shares issuable pursuant to each Monthly Extension following the first Monthly Extension (the “Additional Monthly Extension Shares”) shall accrue on a monthly basis following the first Monthly Extension and be issued to Shareholder promptly upon closing of a Business Combination (and in any event, no later than two (2) business days following the Business Combination). The First Monthly Extension Shares and Additional Monthly Extension Shares shall together be referred to herein as the “Monthly Extension Shares”. The Additional Monthly Extension Shares shall be issued directly to Shareholder in book-entry form on the books and records of SPAC’s transfer agent electronically via the Direct Registration System of the Depository Trust Company or in such other manner as Shareholder and SPAC shall agree upon; and

(iv)

upon closing of a Business Combination, the Sponsor will surrender and forfeit (the “Sponsor Forfeiture”) to SPAC for no consideration an aggregate number of Class B ordinary shares, par value $0.0001 per share, of SPAC equal to the sum of the Commitment Shares and the Monthly Extension Shares (such Class B ordinary shares to be surrendered and forfeited, the “Forfeited Shares”).

(b) In connection with the Commitment Shares and the Monthly Extension Shares pursuant to Section 2(a), Shareholder shall be entitled to the registration rights set forth in that certain Registration Rights Agreement, dated as of October 19, 2021 (the “Registration Rights Agreement”), among SPAC, Sponsor and the other parties thereto in respect of all Commitment Shares and Monthly Extension Shares, and SPAC, Sponsor and Shareholder shall execute a joinder thereto in substantially the form attached hereto as Exhibit B, whereby Shareholder shall become a “Holder” (as defined therein) and the Commitment Shares and the Monthly Extension Shares shall be “Registrable Securities” (as defined therein). SPAC shall use its commercially reasonable efforts to file with the SEC, within forty five (45) days of closing of a Business Combination, a registration statement that covers the Commitments Shares and the Monthly Extension Shares.

(c) SPAC acknowledges and agrees that the Commitment Shares and the Monthly Extension Shares which Shareholder is entitled to receive pursuant to Section 2(a) shall not be changed as a result of, or subject to, any earn-outs, forfeitures, transfers, surrenders, claw-backs, disposals, exchanges, restrictions, amendments or other arrangements agreed to by SPAC or Sponsor. The Commitment Shares and the Monthly Extension Shares shall not be subject to any transfer restrictions or any other lock-up provisions, earn outs, or other contingencies (other than those restrictions on transfer arising under applicable securities laws).

(d) If at any time the number of outstanding Class A ordinary shares is increased or decreased by a consolidation, combination, split or reclassification of the Class A ordinary shares or other similar event, then, as of the effective date of such consolidation, combination, split, reclassification or similar event, all share numbers referenced in this Agreement shall be adjusted in proportion to such increase or decrease in outstanding Class A ordinary shares of SPAC. For the avoidance of doubt, any redemptions of Class A ordinary shares of SPAC shall not result in the reduction of the number of Commitment Shares and Monthly Extension Shares to be issued to Shareholder.

3. Agreement to Vote. From and after the date hereof until the Termination Date (as defined below), Shareholder (in such capacity and not in any other capacity) hereby agrees subject to Section 1 that, at any meeting (whether annual or special and each adjourned or postponed meeting) of SPAC’s Shareholders to seek Approval of the Extension, however called, or in connection with any other written consent of SPAC’s Shareholders to seek Approval of the Extension, Shareholder will (x) appear at such meeting or otherwise cause all of the Securities held by Shareholder as of the date hereof to be counted as present thereat for purposes of calculating a quorum and (y) vote or cause to be voted (including by proxy or written consent, if applicable) all of the Securities held by Shareholder as of the date hereof:

(a) in favor of the Approval (and, in the event that the Approval is presented as more than one proposal, in favor of each proposal that is part of the Approval so long as such other proposals have no effects other than approving a portion of the Approval);

(b) for any proposal to adjourn or postpone the applicable Shareholder meeting to a later date proposed by SPAC for purposes of obtaining the Approval;

(c) against any action, proposal, transaction or agreement that would reasonably be expected to result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of Shareholder contained in this Agreement.

4. No Transfers. Shareholder agrees that neither it, nor any person or entity acting on its behalf or pursuant to any understanding with it, will, from the execution of this Agreement until the business day following the Meeting (the “Termination Date”), (a) engage in any hedging transactions or Short Sales (as defined below) with respect to securities of SPAC, (b) offer for sale, sell (including Short Sales), transfer (including by operation of law), place a lien on (other than any lien in favor of a broker-dealer over property in a customer’s account with such broker-dealer generally and which lien is released upon transfer of such property (a “Permitted Lien”), pledge, convert, assign or otherwise dispose of (including by gift, merger, tendering into any tender offer or exchange offer or otherwise) or encumber (collectively, a “Transfer”), or enter into any contract, option, derivative, hedging or other agreement, arrangement, undertaking or understanding (including any profit-sharing arrangement) with respect to, or consent to, a direct or indirect Transfer of, any or all of the Non-Redeemed Shares, or (c) take any action that would have the effect of preventing or materially delaying the performance of its obligations hereunder. For purposes of this Agreement, “Short Sales” shall include, without limitation, (i) all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, (ii) all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage or other similar financing arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and (iii) sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

5. Representations and Covenants of Shareholder.

(a) Shareholder represents and warrants to SPAC as follows:

(i)

Shareholder, in making the decision to receive any Commitment Shares or Monthly Extension Shares pursuant to this Agreement, has not relied upon any oral or written representations or assurances from SPAC or any of SPAC’s officers, directors, partners or employees or any other representatives or agents. Shareholder further understands that no federal or state agency has passed upon or made any recommendation or endorsement of the acquisition of the Commitment Shares or Monthly Extension Shares;

(ii)

this Agreement has been validly authorized, executed and delivered by Shareholder and, assuming the due authorization, execution and delivery thereof by the other Parties hereto, is a valid and binding agreement enforceable against Shareholder in accordance with its terms, subject to the general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors’ rights generally. The execution, delivery and performance of this Agreement by Shareholder does not and will not conflict with, violate or cause a breach of, constitute a default under, or result in a violation of (i) any agreement, contract or instrument to which Shareholder is a party which would prevent Shareholder from performing its obligations hereunder or (ii) any law, statute, rule or regulation to which Shareholder is subject;

(iii)

Shareholder acknowledges that (i) it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with Shareholder’s own legal counsel and investment and tax advisors and (ii) SPAC nor any of its respective representatives or affiliates, has provided or will provide Shareholder any legal, investment or tax advice;

(iv)

Shareholder is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and acknowledges that the transactions contemplated hereby is being made in reliance, among other things, on a private placement exemption to “accredited investors” under the Securities Act and similar exemptions under state law;

(v)

Shareholder is the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of, and has good title to, all of the Securities, and there exist no liens or any other limitation or restriction (other than a Permitted Lien) that would affect Shareholder’s right to vote, sell or otherwise dispose of such securities (other than transfer restrictions under the Securities Act) affecting any such Securities, other than pursuant to ordinary course brokerage arrangements;

(vi)

Shareholder is subscribing for the Commitment Shares and the Monthly Extension Shares solely for investment purposes, for such Shareholder’s own account (and/or for the account or benefit of its members or affiliates, as permitted), and not with a view to the distribution thereof in violation of the Securities Act and Shareholder has no present arrangement to sell the Commitment Shares and/or the Monthly Extension Shares to be received hereunder to or through any person or entity except as may be permitted hereunder;

(vii)

Shareholder is sophisticated in financial matters and able to evaluate the risks and benefits of the investment in the Commitment Shares and the Monthly Extension Shares. Shareholder is aware that an investment in the Commitment Shares and the Monthly Extension Shares is highly speculative and subject to substantial risks. Shareholder is cognizant of and understands the risks related to the subscription of the Commitment Shares and the Monthly Extension Shares, including those restrictions described or provided for in this Agreement pertaining to transferability. Shareholder is able to bear the economic risk of its investment in SPAC for an indefinite period of time and able to sustain a complete loss of such investment;

(viii)

no broker, finder or intermediary has been paid or is entitled to a fee or commission from or by Shareholder in connection with the subscription of the Commitment Shares or Monthly Extension Shares nor is Shareholder entitled to or will accept any such fee or commission; and

(ix)

Shareholder understands that the Commitment Shares and the Monthly Extension Shares will be issued to Shareholder in reliance on exemptions from the registration requirements under the Securities Act and therefore will be restricted securities thereunder, and analogous provisions in the laws and regulations of various states, and that SPAC is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Shareholder set forth in this Agreement in order to determine the applicability of such provisions.

6. SPAC Representations. SPAC hereby represents and warrants to Sponsor and Shareholder that:

(a) this Agreement has been validly authorized, executed and delivered by it and, assuming the due authorization, execution and delivery thereof by the other Parties hereto, is a valid and binding agreement enforceable in accordance with its terms, subject to the general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors’ rights generally. The execution, delivery and performance of this Agreement by SPAC does not and will not conflict with, violate or cause a breach of, constitute a default under, or result in a violation of (i) any agreement, contract or instrument to which SPAC is a party which would prevent SPAC from performing its obligations hereunder or (ii) any law, statute, rule or regulation to which SPAC is subject;

(b) the Class A ordinary shares to be issued by SPAC as Commitment Shares and/or Monthly Extension Shares pursuant to this Agreement, when issued to Shareholder, shall be (i) duly authorized, validly issued, fully paid and non-assessable shares and (ii) free and clear of any liens, claims, security interests, options charges or any other encumbrance whatsoever, except for restrictions imposed by federal and state securities laws;

(c) SPAC has not disclosed to Shareholder material non-public information with respect to SPAC;

(d) there is no action pending against SPAC or, to SPAC’s knowledge, threatened against SPAC, before any court, arbitrator, or governmental authority, which in any manner challenges or seeks to prevent, or enjoin or materially delay the performance by SPAC of its obligations under this Agreement; and

(e) SPAC has not offered the Commitment Shares and/or the Monthly Extension Shares by means of any general solicitation or general advertising within the meaning of Regulation D of the Securities Act, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

7. Sponsor Representations. Sponsor hereby represents and warrants to SPAC and Shareholder that:

(a) this Agreement has been validly authorized, executed and delivered by it and, assuming the due authorization, execution and delivery thereof by the other Parties hereto, is a valid and binding agreement enforceable in accordance with its terms, subject to the general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors’ rights generally. The execution, delivery and performance of this Agreement by Sponsor does not and will not conflict with, violate or cause a breach of, constitute a default under, or result in a violation of (i) any agreement, contract or instrument to which Sponsor is a party which would prevent Sponsor from performing its obligations hereunder or (ii) any law, statute, rule or regulation to which Sponsor is subject;

(b) Sponsor (or its designees) is the beneficial owner of the Forfeited Shares, will continue to be the beneficial owner of the Forfeited Shares immediately prior to the closing of a Business Combination and will surrender and forfeit the Forfeited Shares to SPAC in connection with the closing of a Business Combination free and clear of any liens, claims, security interests, options charges or any other encumbrance whatsoever, except for restrictions imposed by federal and state securities laws.

(c) Sponsor has not disclosed to Shareholder material non-public information with respect to SPAC; and

(d) there is no action pending against Sponsor or, to Sponsor’s knowledge, threatened against Sponsor, before any court, arbitrator, or governmental authority, which in any manner challenges or seeks to prevent, or enjoin or materially delay the performance by Sponsor of its obligations under this Agreement.

8. Further Assurances. From time to time, at SPAC’s reasonable request and without further consideration, each Party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary or reasonably requested to effect the actions and consummate the transactions contemplated by this Agreement.

9. Assignment. No Party shall assign this Agreement or any part hereof without the prior written consent of the other Parties; provided, that no such consent shall be required for any such assignment by the Shareholder to one or more of its affiliates. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and assigns. Any attempted assignment in violation of the terms of this Section 9 shall be null and void, ab initio.

10. Enforcement. The Parties agree that irreparable damage for which monetary damages, even if available, may not be an adequate remedy, would occur in the event that the Parties do not perform their obligations under the provisions of this Agreement in accordance with their respective specified terms or otherwise breach any of such provisions. Each of the Parties acknowledge and agree that (a) each of the Parties shall be entitled to seek an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof and thereof, including Shareholder’s obligations to vote its Securities as provided in this Agreement and SPAC’s obligations to issue the Commitment Shares and the Monthly Extension Shares and the Sponsor Forfeiture as provided herein, without proof of damages, prior to the valid termination of this Agreement, this being in addition to any other remedy to which they are entitled under this Agreement, and (b) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right, none of the Parties would have entered into this Agreement. Each Party agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that the other Party has an adequate remedy at applicable law or that an award of specific performance is not an appropriate remedy for any reason at applicable law or equity. The Parties acknowledge and agree that any Party seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 10 shall not be required to provide any bond or other security in connection with any such injunction.

11. Most Favored Nation. In the event SPAC or Sponsor enters into one or more other similar voting and non-redemption agreements with any other investor before or after the execution of this Agreement in connection with the Approval of the Extension, SPAC and Sponsor each represents that the terms of such other similar voting and non-redemption agreements are not materially more favorable to such other investors thereunder than the terms of this Agreement are in respect of Shareholder. To avoid doubt, SPAC acknowledges and agrees that a ratio of Non-Redeemed Shares to the Commitment Shares and the Monthly Extension Shares in any other non-redemption agreements in connection with the Extension that is more favorable to such other investors thereunder than the ratio in this Agreement is to Shareholder would be materially more favorable to such other investors. In the event that another investor is afforded any such more favorable terms pursuant to such similar voting and non-redemption agreement than Shareholder, SPAC shall inform Shareholder of such more favorable terms in writing within one business day, and Shareholder shall have the right to elect to have such more favorable terms included herein, in which case this Agreement shall automatically be amended to effect the same.

12. Governing Law. This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation, inducement to enter and/or performance of this Agreement (whether related to breach of contract, tortious conduct or otherwise and whether now existing or hereafter arising) shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the principles of conflicts of laws that would otherwise require the application of the law of any other jurisdiction. SPAC AND SHAREHOLDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LAWSUIT, CLAIM, OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

13. Acknowledgement; Waiver. Shareholder (i) acknowledges that SPAC may possess or have access to material non-public information which has not been communicated to Shareholder; (ii) hereby waives any and all claims, whether at law, in equity or otherwise, that he, she, or it may now have or may hereafter acquire, whether presently known or unknown, against SPAC or any of its respective officers, directors, employees, agents, affiliates, subsidiaries, successors or assigns relating to any failure to disclose any non-public information in connection with the transaction contemplated by this Agreement, including without limitation, any claims arising under Rule 10b-5 promulgated under the Exchange Act; and (iii) is aware that SPAC is relying on the truth of the representations set forth in Section 5 of this Agreement and the foregoing acknowledgement and waiver in clauses (i) and (ii) above, respectively, in connection with the transactions contemplated by this Agreement.

14. Use of Trust Account Funds. Since the IPO, the proceeds of the IPO and a portion of the proceeds of the sale of the private placement warrants have been held in a trust account established by SPAC (the “Trust Account”) and have been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”); provided, however, to mitigate the risk of SPAC being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), SPAC may, prior to the 24-month anniversary of the effective date of its registration statement for its IPO, to instruct the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of a Business Combination and the liquidation of the Trust Account; provided, further, that interest previously earned on the funds held in the Trust Account still may be released to SPAC to pay its taxes, if any, and certain other expenses. For the avoidance of doubt, the proceeds deposited in the Trust Account and the interest earned thereon shall not be used to pay for any excise tax due under the Inflation Reduction Act of 2022 in connection with any redemptions of the Class A ordinary shares in connection with any redemption event.

15. Disclosure. SPAC agrees that it will not, without the prior written consent of Shareholder, publicly disclose the name of Shareholder or any of its affiliates or investment advisors, other than as required by applicable law, rule, regulation or regulator authority, in which case SPAC shall provide Shareholder with prior written notice of such disclosure. SPAC shall use best efforts to, by 9:00 a.m., New York City time, on the first business day immediately following the date of this Agreement, file with the SEC a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing all material terms of the transactions contemplated by this Agreement and any other material non-public information that SPAC has provided to Shareholder at any time prior to the filing of the Disclosure Document. Upon the issuance of the Disclosure Document (or upon execution hereof if such information has been previously disclosed), Shareholder shall not be in possession of any material non-public information received from SPAC.

16. Entire Agreement: Amendment. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and may be amended or modified only by written instrument signed by all Parties, except for an automatic amendment pursuant to Section 11. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. If any provision of this

Agreement is found to violate any statute, regulation, rule, order or decree of any governmental authority, court, agency or exchange, such invalidity shall not be deemed to affect any other provision hereof or the validity of the remainder of this Agreement, and such invalid provision shall be deemed deleted herefrom to the minimum extent necessary to cure such violation.

17. Counterparts. This Agreement may be executed in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed signature page by electronic mail or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

18. Termination. This Agreement shall become null and void and of no force and effect upon the earliest to occur of: (a) the date of the Meeting, if any of the Non-Redeemed Shares held by Shareholder are actually redeemed in connection with the Meeting, other than as provided for in Section 1; (b) the mutual written consent of the Parties; and (c) the effectuation of the Extension and the delivery of the Commitment Shares and the Monthly Extension Shares to the Shareholder. For the avoidance of doubt, Sections 2(b), (c) and (d) of this Agreement shall survive any such termination.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the date first above written.

SPAC:

WORLDWIDE WEBB ACQUISITION CORP.

By:
Name:
Title:

SPONSOR:

WORLDWIDE WEBB ACQUISITION SPONSOR, LLC

By:
Name:
Title:

SHAREHOLDER:

By:
Name:
Title:

[Signature page to the Non-Redemption Agreement]

EXHIBIT A

Investor	Number of Securities	Number of Non- Redeemed Shares	Number of Commitment Shares	Number of First Monthly Extension Shares	Number of each issuance of Additional Monthly Extension Shares
		350,000	3,500	5,250	10,500

A-1

EXHIBIT B

FORM OF JOINDER

TO

REGISTRATION RIGHTS AGREEMENT

__________, 2023

Reference is made to that certain Voting and Non-Redemption Agreement, dated as of __________, 2023 (the “Agreement”), by and among Worldwide Webb Acquisition Corp. (the “SPAC”), Worldwide Webb Acquisition Sponsor, LLC (the “Sponsor”) and ____________________ (the “Shareholder”), pursuant to which Shareholder acquired securities of the SPAC from the SPAC. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Agreement.

By executing this joinder, Shareholder hereby agrees, as of the date first set forth above, that Shareholder shall become a party to that certain Registration Rights Agreement, dated as of October 19, 2021, by and among the SPAC, the Sponsor and the Holders (as defined therein) (as it exists on the date of the Agreement, the “Registration Rights Agreement”), and shall be bound by the terms and provisions of the Registration Rights Agreement as a Holder and entitled to the rights of a Holder under the Registration Rights Agreement with respect to the Class A ordinary shares accrued pursuant to the Commitment Share and the Monthly Extension Shares (together with any other equity security of the SPAC issued or issuable with respect to any such Commitment Shares or Monthly Extension Shares by way of a share dividend or share subdivision or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization) shall be “Registrable Securities” thereunder.

For the purposes of clarity, it is expressly understood and agreed that each provision contained herein and the Registration Rights Agreement is between the SPAC and Shareholder, solely, and not between and among Shareholder and the other shareholders of the SPAC signatories thereto.

This joinder may be executed in two or more counterparts, and by facsimile, all of which shall be deemed an original and all of which together shall constitute one instrument.

SHAREHOLDER:

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

SPAC:
WORLDWIDE WEBB ACQUISITION CORP.

By:
Name:
Title:

B-1

SPONSOR:

WORLDWIDE WEBB ACQUISITION SPONSOR, LLC

By:
Name:
Title:

B-2